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                                                                   Exhibit 10.28


                                                                  EXECUTION COPY
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                                   AMENDMENT

     AMENDMENT, dated as of December 31, 2000 (this "Amendment"), to the Credit
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Agreement, dated as of June 30, 2000 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Lexar Media, Inc., a
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California corporation (the "Borrower"), The Chase Manhattan Bank, as
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administrative agent (in such capacity, the "Administrative Agent") and the
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several banks and other financial institutions or entities from time to time parties thereto (the "Lenders").
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                             W I T N E S S E T H:
                             - - - - - - - - - --

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms. Terms defined in the Credit Agreement and used herein
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shall have the meanings given to them in the Credit Agreement, as amended hereby.


     II.  Amendments to Credit Agreement.
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     1.   Amendments to Section 1.1. Section 1.1 of the Credit Agreement is
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hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

               "Borrowing Base Availability":  at any time, an amount equal to
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     the excess, if any, of (a) the Borrowing Base then in effect over (b) the
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     Total Revolving Extensions of Credit then outstanding.

               "Consolidated Liquidity":  for any period, the sum of (a) the
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     amount of cash included on a consolidated balance sheet of the Borrower and its Subsidiaries and (b) the Borrowing Base Availability.

               "Amendment Effective Date":  as defined in Section III of the
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     Amendment, dated as of December 31, 2000, to this Agreement.

     2.   Amendment to Section 6.  Section 6 of the Credit Agreement is hereby
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amended by adding the following new Section 6.14:
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               6.14  Borrowing Base Amendment.  Within 30 days after the
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     Amendment Effective Date, the Borrower shall enter into an amendment, which amendment shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent, with respect to redetermination of the Borrowing Base.

     3.   Amendments to Section 7. (a) Section 7.1(a) of the Credit Agreement is
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hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

               (a)  Consolidated Revenue.  Permit the Consolidated Revenue as at
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     the last day of any period of three consecutive fiscal months of the
     Borrower ending with any fiscal month set forth below to be less than the amount set forth below opposite such fiscal month:


                                               Consolidated
                     Fiscal Month                 Revenue
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                       1/31/01                  $13,560,000
                       2/28/01                  $11,740,000
                       3/31/01                  $14,250,000
                       4/30/01                  $14,820,000
                       5/31/01                  $15,490,000

     (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

               (b)  Consolidated EBITDA. Permit the Consolidated EBITDA as at
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     the last day of any period of three consecutive fiscal months of the
     Borrower ending with any fiscal month set forth below to be less than the amount set forth below opposite such fiscal month:


                                               Consolidated
                     Fiscal Month                 EBITDA
                     ------------                 ------
                        1/31/01                ($13,700,000)
                        2/28/01                ($16,600,000)
                        3/31/01                ($14,800,000)
                        4/30/01                ($12,000,000)
                        5/31/01                 ($8,900,000)


     (c) Section 7 of the Credit Agreement is hereby amended by adding thereto the following new Section 7.1(e):

               (e)  Consolidated Liquidity.  Permit the Consolidated Liquidity
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     as at the last day of any fiscal month of the Borrower set forth below to be less than the amount set forth below opposite such fiscal month:
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                                               Consolidated
                      Fiscal Month               Liquidity
                      ------------               ---------
                         1/31/01                $25,000,000
                         2/28/01                $23,000,000
                         3/31/01                $21,000,000
                         4/30/01                $20,000,000
                         5/31/01                $19,000,000

     III. Conditions to Effectiveness. This Amendment shall become effective on
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the date (the "Amendment Effective Date") (a) on which this Amendment shall have
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been executed by the Borrower, the Administrative Agent and the Required
Lenders, (b) the Administrative Agent shall have received an amendment fee in an amount equal to $100,000 and (c) an amendment to the Warrant Agreement, in form and substance satisfactory to the Administrative Agent, shall have been executed by all required signatories and shall have become effective.

     IV.  General.
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     1.   Representations and Warranties. The representations and warranties
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made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date which representation and warranty shall have been true and correct in all material respects as of such earlier date, and no Default or Event of Default has occurred and is continuing.

     2.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
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Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3.   No Other Amendments; Confirmation. Except as expressly amended,
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modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4.   Governing Law; Counterparts.  (a) This Amendment and the rights and
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obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              LEXAR MEDIA, INC.

                              By:  ______________________________________
                                   Name:
                                   Title:

                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent and as a Lender

                              By:  ______________________________________
                                   Name:
                                   Title: